SUPPLEMENT TO THE PROSPECTUS

                          PROSPECTUS DATED MAY 1, 1995
                (AS PREVIOUSLY SUPPLEMENTED SEPTEMBER 29, 1995)

                      Templeton Institutional Funds, Inc.
                             Foreign Equity Series
                            Emerging Markets Series
                                 Growth Series

                                     * * *

The discussion under "HOW TO BUY SHARES OF THE FUND" is supplemented by adding the following language after the sixth sentence of the second paragraph:

         In addition, broker dealers who have entered into a supplemental agreement with FTD with respect to the Funds may purchase shares of the Funds on behalf of the clients of associated registered investment advisors participating in fee-based programs.



November 6, 1995                                          ZTIM STKR1 11/95